                                                                   Exhibit 10.13

                       AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT, dated as of May 8, 1998, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                    RECITALS:

         A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent. The Credit Facilities have been amended by an Agreement dated as of March 6, 1998.

         B. The parties hereto desire to amend further the Credit Facilities as set forth herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. CERTAIN ALLOWED STOCK REPURCHASES. Section 7.06(a)(i) of each Credit Facility is amended to read as follows:

         (i) Repurchases under this Section 7.06(a) shall not exceed $150,000,000 in the aggregate from and after the Extension Date;

SECTION 2.  EFFECTIVENESS AND EFFECT, ETC.

(a) This Amendment shall become effective when Mellon Bank, N.A., as Agent under each Credit Facility, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each Credit Facility.

(b) The Revolving Credit Agreement and the Note Backup Agreement, in the forms initially executed and as amended by the Agreement dated as of March 6, 1998, and as further amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any Credit Facility or constitute a waiver of any provision of any Credit Facility.

SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     PRIMARK CORPORATION


                                     By  /s/ STEPHEN H. CURRAN
                                         -----------------------------------
                                         Name: Stephen H. Curran
                                         Title: Executive Vice President and
                                                Chief Financial Officer


                                     MELLON BANK, N.A.,
                                     individually and as Agent under each
                                     Credit Facility


                                     By  /s/ R. JANE WESTRICH
                                         ---------------------------------
                                         Name: R. Jane Westrich
                                         Title: Vice President


CONSENTED AND AGREED:

BANKBOSTON, N.A.


By  /s/ ROBERTA F. KEELER
    --------------------------------
    Name: Roberta F. Keeler
    Title: Vice President



NATIONSBANK, N.A.


By  /s/ MARTY V. MITCHELL
    --------------------------------
    Name: Marty V. Mitchell
    Title: Vice President



THE CHASE MANHATTAN BANK


By  /s/ A. NEIL SWEENY
    --------------------------------
    Name: A. Neil Sweeny
    Title: Vice President

FIRST AMERICAN NATIONAL BANK


By  /s/ ALEXIS GRIFFIN
    --------------------------------
    Name: Alexis Griffin
    Title: Bank Officer



WACHOVIA BANK, N.A.


By  /s/ HENRY H. HAGAN
    --------------------------------
    Name: Henry H. Hagan
    Title: Senior Vice President



FLEET NATIONAL BANK


By  /s/ DAVID M. HARNISCH
    --------------------------------
    Name: David M. Harnisch
    Title: Assistant Vice President



THE HUNTINGTON NATIONAL BANK


By  /s/ R. H. FRIEND
    --------------------------------
    Name: R. H. Friend
    Title: Vice President

                       AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT (referred to herein as this "Amendment"), dated as of September 10, 1998, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                    RECITALS:

         A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998 and an Amendment to Transaction Documents dated as of June 15, 1998.

         B. The parties hereto desire to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. TEMPORARY CONTINUATION OF CERTAIN GUARANTIES RELATING TO THE TIMCO BONDS AFTER SALE OF TIMCO.

         (a) Section 7.04 of each Credit Facility is amended by (i) deleting the word "and" at the end of clause (f), (ii) deleting the period at the end of clause (g) and replacing it with "; and", and (iii) appending the following clause (h):

         (h) For the period after TIMCO ceases to be a Subsidiary of the Borrower and until the TIMCO Guaranty Termination Date (as defined herein), guaranties by the Borrower of obligations of TIMCO (I) under its reimbursement agreement with respect to the TIMCO Bonds Letter of Credit, and (II) under the TIMCO Lease, provided, that during such period the Borrower shall not suffer any amendment, modification or supplement to be made to the TIMCO Bonds Letter of Credit, the TIMCO Lease, or any agreement or instrument relating to the foregoing that would materially add to or otherwise materially affect the Borrower's obligations under such guaranties, and further provided, that not later than March 31, 1999, both of the following conditions shall be satisfied (the first date on which both such conditions are satisfied being referred to as the "TIMCO Guaranty Termination Date"): (x) with respect to the guaranty of the obligations referred to in the foregoing clause (I), the TIMCO Bonds Letter of Credit which is subject to such guaranty shall have been terminated and all outstanding reimbursement obligations of TIMCO thereunder shall have been paid in full, and (y) with respect to the guaranties of the obligations referred to in the foregoing clause (II), the Borrower shall have been released from all of its obligations under such guaranties, and further provided, that, notwithstanding anything to the contrary in this Agreement, at all times before the TIMCO Guaranty Termination Date, Indebtedness of TIMCO under or in connection with the TIMCO Bonds, the TIMCO Bonds Letter of Credit and the TIMCO Lease shall, without duplication, shall be treated as Indebtedness of the Borrower for purposes of all financial and accounting calculations under the Loan Documents, including but not limited to calculation of Applicable Margins and calculation of Consolidated Net Worth (Adjusted), Consolidated Fixed Charge Coverage Ratio and Consolidated Funded Debt Ratio (Adjusted).

(b) Annex A, Section 1.01 of each Credit Facility is amended by replacing the definition of "TIMCO Lease" with the following:

         "TIMCO Lease" shall mean, collectively, the two separate Lease Agreements, one dated November 1, 1989 and the other dated September 20, 1994, each between the Piedmont Triad Airport Authority, as lessor, and TIMCO, as lessee, each covering certain property situate at the Piedmont Triad International Airport in Guilford County, North Carolina, as each such Lease Agreement may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

SECTION 2.  EFFECTIVENESS AND EFFECT, ETC.

(a) EFFECTIVENESS. This Amendment shall become effective on the date when Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.

(b) EFFECT. The Revolving Credit Agreement and the Note Backup Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           PRIMARK CORPORATION


                                           By  /s/ PAUL G. SANDFORD
                                               ---------------------------------
                                               Name: Paul G. Sandford
                                               Title: Treasurer


                                           MELLON BANK, N.A.,
                                           individually and as Agent under each
                                           Credit Facility


                                           By  /s/ R. JANE WESTRICH
                                               ---------------------------------
                                               Name: R. Jane Westrich
                                               Title: Vice President



CONSENTED AND AGREED:

BANKBOSTON, N.A.


By  /s/ ROBERTA F. KEELER
    ---------------------------------
    Name: Roberta F. Keeler
    Title: Vice President



NATIONSBANK, N.A.


By  /s/ MARTY V. MITCHELL
    ---------------------------------
    Name: Marty V. Mitchell
    Title: Vice President



THE CHASE MANHATTAN BANK


By  /s/ A. NEIL SWEENY
    ---------------------------------
    Name: A. Neil Sweeny
    Title: Vice President

FIRST AMERICAN NATIONAL BANK


By
    ---------------------------------
    Name:
    Title:



WACHOVIA BANK, N.A.


By  /s/ FITZHUGH L. WICKHAM
    ---------------------------------
    Name: Fitzhugh L. Wickham
    Title: Vice President



FLEET NATIONAL BANK


By  /s/ DAVID M. HARNISCH
    ---------------------------------
    Name: David M. Harnisch
    Title: Assistant Vice President



THE HUNTINGTON NATIONAL BANK


By  /s/ BOB FRIEND
    ---------------------------------
    Name: Bob Friend
    Title:

                 CONSENT AND AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT (referred to herein as this "Amendment"), dated as of December 10, 1998, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                    RECITALS:

         A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, and an Amendment to Credit Facilities dated as of September 10, 1998.

         B. The Credit Facilities require the consent of the Required Lenders prior to the issuance of "Subordinated Debt" (as defined in the Credit Facilities) by the Borrower.

         C. The parties hereto desire to provide for the consent of the Required Lenders to certain Subordinated Debt and to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  CONSENT TO SUBORDINATED DEBT.

         The Revolving Credit Lenders and the Note Backup Lenders signatory hereto consent to the issuance of up to $200,000,000 aggregate principal amount of Subordinated Debt by the Borrower as described in the Offering Memorandum issued December 7, 1998 relating thereto and bearing an initial interest rate not in excess of 9.5%.

SECTION 2.  CERTAIN AMENDMENTS TO THE CREDIT FACILITIES.

(a) AMENDMENTS RELATING TO YEAR 2000 PROBLEMS.

(i) A new Section 4.24 is added to the Revolving Credit Agreement and the Note Backup Agreement to read in its entirety as follows:

         4.24. YEAR 2000 COMPLIANCE. The Borrower has reviewed its operations and those of its Subsidiaries with a view to assessing whether its businesses, or the businesses of any of its Subsidiaries, will be vulnerable to a Year 2000 Problem. The Borrower represents and warrants that it has a reasonable basis to believe that no Year 2000 Problem will cause a Material Adverse Effect.

(ii) A new Section 6.17 is added to the Revolving Credit Agreement and the Note Backup Agreement to read in its entirety as follows:

         6.17. YEAR 2000 COMPLIANCE. The Borrower shall take all actions that the Borrower reasonably believes to be necessary, and shall commit the resources it reasonably believes to be adequate, to assure that its material computer-based and other systems (and those of all Subsidiaries) are able to effectively process data, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could reasonably be expected to cause a Material Adverse Effect.

         (iii) A new definition is added to Annex A to the Revolving Credit Agreement and the Note Backup Agreement to read in its entirety as follows:

               "Year 2000 Problem" shall mean any significant risk that computer hardware, software or equipment containing embedded microchips of the Borrower or any of its Subsidiaries which is essential to its business or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

(b) INDEBTEDNESS. Section 7.03 of the Revolving Credit Agreement and Notebackup Agreement is amended by deleting paragraph (d) and replacing it with:

         (d) Subordinated Debt in aggregate principal amount not to exceed $200,000,000;

(c) LIMITATION AND MODIFICATION OF CERTAIN AGREEMENTS AND INSTRUMENTS. Section
7.11 of the Revolving Credit Agreement and the Note Backup Agreement is amended by deleting paragraph (a) and replacing it with:

         (a) SUBORDINATED DEBT. The Borrower shall not amend, modify or supplement the terms or provisions contained in, or applicable to, any Subordinated Debt or Subordinated Debt Documents. The Borrower shall not specifically designate any Indebtedness (other than the Revolving Credit Obligations and the Note Backup Obligations) as "Designated Senior Indebtedness" for purposes of the Subordinated Debt Documents.

(d) EVENTS OF DEFAULT. Section 8.01(m) ) of the Revolving Credit Agreement and the Note Backup Agreement is amended by deleting the phrase "the Senior Note Indenture as constituted on the Closing Date" and replacing it with "any Subordinated Debt Document as constituted on the date of issuance of the Subordinated Debt".

SECTION 3.  EFFECTIVENESS AND EFFECT, ETC.

(a) EFFECTIVENESS. This Amendment shall become effective on the date, not later than December 22, 1998 (the "Effective Date") when Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement and as Collateral Agent, shall have received counterparts hereof duly executed by the Borrower, by each of the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement and when the following conditions precedent shall have been satisfied:

               (i) OPINION OF COUNSEL TO THE BORROWER AND RELIANCE LETTER. The Agent shall have received an opinion of counsel or counsels to the Borrower delivered to the underwriters in connection with the issuance of the Subordinated Debt referred to in Section 1 hereto, together with a reliance letter from such counsel or counsels addressed to the Agent and the Lenders.

               (ii) NO DEFAULTS. No Event of Default or Potential Default shall have occurred and be continuing or exist on the Effective Date or will occur or exist after giving effect to this Amendment and the issuance of the Subordinated Debt.

               (iii) SUBORDINATED DEBT DOCUMENTS. The Agent shall have received a copy of each Subordinated Debt Document.

In the event that the Effective Date occurs, the Agent shall promptly notify each of the Lenders of such fact.

(b) EFFECT. The Revolving Credit Agreement, the Note Backup Agreement, the Collateral Agency Agreement and the Borrower Pledge Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 4. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           PRIMARK CORPORATION


                                           By  /s/  PAUL G. SANDFORD
                                               ---------------------------------
                                               Name: Paul G. Sandford
                                               Title: Treasurer

                                           MELLON BANK, N.A.,
                                           individually and as Agent under each
                                           Credit Facility


                                           By  /s/ R. JANE WESTRICH
                                               ---------------------------------
                                               Name: R. Jane Westrich
                                               Title: Vice President



CONSENTED AND AGREED:

BANKBOSTON, N.A.


By  /s/ ROBERTA F. KEELER
    --------------------------------
    Name: Roberta F. Keeler
    Title: Vice President



NATIONSBANK, N.A.


By  /s/ MICHAEL R. HEREDIA
    --------------------------------
    Name: Michael R. Heredia
    Title: Senior Vice President




THE CHASE MANHATTAN BANK


By  /s/ A. NEIL SWEENY
    --------------------------------
    Name: A. Neil Sweeny
    Title: Vice President




FIRST AMERICAN NATIONAL BANK


By
    --------------------------------
    Title:

WACHOVIA BANK, N.A.


By  /s/ WICKHAM FITZHUGH
    --------------------------------
    Title:



FLEET NATIONAL BANK


By  /s/ DEANNE M. HORN
    --------------------------------
    Title: AVP



THE HUNTINGTON NATIONAL BANK



By  /s/ R. H. FRIEND
    --------------------------------
    Title: Vice President